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                                                                    Exhibit 23.2

                             LETTERHEAD OF KPMG LLP

The Board of Directors
Mellon Financial Corporation

         We consent to the use of our report incorporated by reference and to the reference to our firm under the caption "Experts" in the Registration Statement (on Form S-3) of Mellon Financial Corporation.

                                           /s/ KPMG LLP
                                           -------------------------------------
                                           KPMG LLP

Pittsburgh, Pennsylvania
March 22, 2002